EXHIBIT 99.2

OSG America L.P.

Third Quarter 2008 Earnings Presentation
October 31, 2008

This presentation may contain forward-looking statements regarding the Partnership’s prospects, including the outlook for U.S. tanker and articulated tug barge markets, the payment of cash distributions, the building schedule for new vessels, estimated delivery dates for dropdown vessel, projected drydocking schedules and off-hire days for the fourth quarter of 2008, projected EBITDA for 2008 and estimates of cash interest expense and capital expenditure reserves for drydocking and replacements for 2008.  These statements are based on certain assumptions made by the Partnership based on its experience and perception of historical trends, current conditions, expected future developments and other factors it believes are appropriate in the circumstances.  Forward-looking statements are subject to a number of risks, uncertainties and assumptions, many of which are beyond the control of the Partnership, which may cause actual results to differ materially from those implied or expressed by the forward-look statements.  Factors, risks and uncertainties that could cause actual results to differ from expectations reflected in such forward-looking statements are described in the Partnership’s Annual Report on Form 10-K for 2007 and those risks discussed in other reports the Partnership files with the Securities and Exchange Commission.

Forward Looking Statements

Third Quarter and YTD Financial Highlights

Third quarter financial results

TCE revenues rose 6% to $63.7 million from the prior quarter

Reported net loss of $9.7 million, or $0.32 per unit, driven by a non-cash charge for a vessel write-down of $19.3 million, or $0.63 per unit

Adjusted for the vessel write-down, net income was $9.6 million, or $0.31 per unit, and EBITDA was $23.8 million

Cash distribution of $11.5 million, or $0.375 per unit, declared on October 23 ($1.50 per unit annualized)

Positive drivers for the quarter included more revenue days, lower operating expenses1, and a reduction in interest expense

Year-to-date financial results

TCE revenues totaled $176.0 million

Reported net loss of $1.0 million, or $0.03 per unit, includes write-down of $19.3 million, or $0.63 per unit in the third quarter

Adjusted for write-down, net income was $18.3 million, or $0.60 per unit, and EBITDA was $62.1 million

Cash distributions totaled $34.4 million, or $1.125 per unit

1 Excluding vessel write-down

Business Highlights

94% of revenue days on term charters for the remainder of 2008, a minimum of
82% for 2009

Took delivery of the Overseas Texas City on September 19, 2008

A newly built 46,815 dwt U.S. Flag Jones Act product carrier

Trading commenced on October 3, 2008; three-year charter to BP Products North America

Charter Extension

The time charter on the Overseas Philadelphia was extended by one year to January 10, 2010

ATB newbuild delivery delays

ATB series under construction at Bender Shipbuilding & Repair Co. and its affiliated company has been delayed

Continue to work with the shipyard to resolve these delays

Repositioned OSG 192 into the lightering trade on October 16, 2008

Market Overview

Jones Act Market Activity

Although OSG America had no exposure to the spot market in 3Q08, the average industry spot market TCE rates remain relatively low; product carriers @ $40K/day and ATBs @ $24K/day

Gulf Coast refinery utilization of 76.6% - well below normal levels - due to hurricanes Gustav and
Ike that curtailed gasoline production by approximately 1.2 million barrels per day

Six Jones Act Product Carriers / ATBs ordinarily used to transport oil were used to ship grain during the period

66 vessels trading in the Jones Act coastwise market at quarter end

Orderbook consists of 30 tankers and barges in the 160,000 to 420,000 barrel size range, all of which are scheduled for delivery through 2012

Delaware Bay Lightering Market Activity

Transported an average of 238,000 barrels per day, 6% lower than second quarter volumes

Customer refinery issues and delays caused by hurricane Hannah

Non-Jones Act Activity

Another strong quarter for Non-Jones Act Product Carriers. TCE revenues in-line with second quarter ($45K/day) and 29 additional revenue days

Financial Overview

Myles R. Itkin
Chief Financial Officer

($ in thousands, except per unit amounts)	[illegible]	[illegible]
Shipping Revenues	$74,212	$72,228
Voyage expenses	10,509	12,298
Vessel expenses	24,857	23,534
Charter hire expenses	11,385	12,169
Depreciation and amortization	12,902	13,679
General and administrative	4,857	5,119
Loss on impairment of vessel	19,319	-
Total operating expenses	83,829	66,799
(Loss)/income from vessel operations	(9,617)	5,429
Equity in income of affiliated companies (ATC)	1,127	1,030
Operating (loss)/income	(8,490)	6,459
Other income	87	60
	(8,403)	6,519
Interest expense	1,295	1,594
Net (loss)/income	(9,698)	$4,925
General partners interest in net (loss) income	($194)	$99
Limited partners' interest in net (loss) income	($9,504)	$4,826
Net (loss) income per unit	($0.32)	$0.16
Time Charter Equivalent Revenues[1]	$63,103	$59,930
EBITDA[1]	4,499	20,198
Net (loss) income per unit	($0.32)	$0.16
Loss on impairment of vessel per unit	$0.63	-
Adjusted net (loss) income per unit	$0.31	$0.16

OSG America L.P.

Page 7

Financial Highlights

128 more revenue days 3Q vs.
2Q (113 fewer drydock days)

1See Appendix for a reconciliation of this non-GAAP measure to the most directly comparable GAAP financial measure.

Statement of Operations

Fewer vessels in drydock,
Overseas Diligence in service
for the full period, and the
Overseas Texas City delivery

OSG 400 in drydock for full
period

Decrease due to adjustment to
useful lives of four vessels

Overseas Integrity

Decrease due to savings
associated with purchase of
two vessels that were
previously chartered-in under
capital lease agreements

($ in thousands)	As of Sep. 30, 2008	As of Dec. 31, 2007
Assets		
Cash	$33,095	$3,380
Current assets (excluding cash)	32,316	40,367
Vessels and deferred drydock	440,677	442,870
Vessel held for sale	3,000	-
Intangible assets	83,566	87,017
Goodwill	62,874	62,874
Other non-current assets	15,710	14,604
Total assets	$671,238	$651,112
Liabilities		
Current liabilities	$33,979	$28,731
Long-term debt	122,514	70,599
Other non-current liabilities	4,595	11,085
Partners' Capital	510,150	540,697
Total liabilities and partners' capital	$671,238	$651,112

OSG America L.P.
Page 8

Financial Highlights

Working capital was $31.4M

Long-term debt to total capital was
19.4%

$122M available under senior
secured revolving credit facility

Balance Sheets

Increase due to movement of
advances from affiliated companies
to current liabilities from long-term
liabilities, and higher accounts
payable and accrued expenses

The Overseas Integrity (vessel for
which the $19.3M impairment charge
was recorded) has been classified as
vessel held for sale; ceased
operating and will be placed in layup

($ in thousands)	Three Months Ended Sep. 30, 2008	Nine Months Ended Sep. 30, 2008
Net loss	($9,698)	($1,908)
Add:		
Depreciation and amortization	12,902	39,602
Interest expense	1,295	4,153
Distributions from affiliated companies	-	5,744
Less:		
Equity in income from affiliated companies	(1,127)	(2,150)
Loss on vessel impairment	19,319	19,319
Charter hire expense	1,359	3,559
Cash interest expense	(1,213)	(3,899)
Drydocking capital expenditure reserve	(4,307)	(12,606)
Replacement capital expenditure reserve	(4,000)	(11,632)
Cash available for distribution	$14,530	$40,182
Distribution to unitholders	11,480	34,441
Distribution coverage ratio	126.6%	117.5%

OSG America L.P. Page 9

Distributable Cash Flow1

Cash distribution of
$0.375 per unit declared
on October 23, 2008 for
the three months ended
September 30, 2008

1See Appendix for a reconciliation of this non-GAAP measure to the most directly comparable GAAP financial measure.

improved distribution
coverage ratio

(In millions, except per unit data)	October 2008 Guidance	July 2008 Guidance	April 2008 Guidance
Forecast Cash Available for Distribution	$51 - $53	$50 - $52	$46.7
Minimum Annual Distribution	$45.9	$45.9	$45.9
Minimum Distribution Per Unit	$1.50	$1.50	$1.50

OSG America L.P.
Page 10

2008 Financial Forecast

Guidance

Appendix

Vessel Name	Vessel Type	Trade	Date of Build / Expected Delivery	% Interest	DWT (MT)	BBLs 98% Capacity	Ownership Type	Charter-In Expiry	Charter-Out Expiry
Operating Fleet									
OVERSEAS MAREMAR	HANDYSIZE	PRODUCTS	4/24/1998	100%	47,225	315,000	OWNED		
OVERSEAS LUXMAR	HANDYSIZE	PRODUCTS	1/8/1998	100%	45,999	315,000	OWNED		
OVERSEAS NEW ORLEANS	HANDYSIZE	PRODUCTS	6/1/1983	100%	42,954	306,000	OWNED		12/31/2009
OVERSEAS PUGET SOUND	HANDYSIZE	PRODUCTS	5/31/1983	100%	50,861	356,000	OWNED		12/31/2009
OVERSEAS GALENA BAY	HANDYSIZE	PRODUCTS	10/31/1982	100%	50,116	356,000	OWNED		1/1/2009
OVERSEAS PHILADELPHIA	HANDYSIZE	PRODUCTS	5/1/1982	100%	43,387	306,000	OWNED		1/10/2010
OVERSEAS DILIGENCE	HANDYSIZE	LIGHTERING	7/18/1977	100%	39,132	269,000	OWNED		
OVERSEAS TEXAS CITY	HANDYSIZE	PRODUCTS	9/19/2008	100%	46,815	324,000	BB-In	9/19/2015	10/3/2011
OVERSEAS NEW YORK	HANDYSIZE	PRODUCTS	4/11/2008	100%	46,815	324,000	BB-In	4/11/2015	4/21/2011
OVERSEAS LOS ANGELES	HANDYSIZE	PRODUCTS	11/16/2007	100%	46,815	324,000	BB-In	11/16/2014	11/28/2014
OVERSEAS LONG BEACH	HANDYSIZE	PRODUCTS	6/26/2007	100%	46,817	324,000	BB-In	6/26/2014	7/6/2014
OVERSEAS HOUSTON	HANDYSIZE	PRODUCTS	2/8/2007	100%	46,815	324,000	BB-In	2/9/2014	3/1/2010
OSG 243	ATB	PRODUCTS	4/24/2008	100%	30,448	234,299	OWNED		12/31/2009
OSG 242	ATB	PRODUCTS	4/5/2007	100%	30,391	234,299	OWNED		12/31/2009
OSG 209	ATB	PRODUCTS	5/26/2005	100%	25,321	206,000	OWNED		11/30/2008
OSG 214	ATB	PRODUCTS	7/8/2004	100%	26,410	207,000	OWNED		11/30/2009
OSG 254	ATB	PRODUCTS	11/29/2002	100%	31,605	250,000	OWNED		8/15/2010
M 252	ATB	PRODUCTS	2/1/2002	100%	30,933	250,000	OWNED		7/15/2010
OSG 244	ATB	PRODUCTS	1/8/2001	100%	29,042	236,000	OWNED		7/15/2010
OSG 192	ATB	LIGHTERING	10/20/1998	100%	21,914	172,000	OWNED		
OSG 400	ATB	LIGHTERING	3/20/1981	100%	54,062	396,015	TC-In	12/30/2009	12/30/2009
M 300	ATB	LIGHTERING	5/1/1979	100%	36,846	263,305	TC-In	11/15/2008	11/15/2008

OSG America L.P.

Page 12

Current Operating Fleet

As of October 27, 2008

A full fleet list that includes additional information can be downloaded from the Fleet section of osgamerica.com

Vessel Name	Vessel Type	Trade	Date of Build / Expected Delivery	% Interest	DWT (MT)	BBLs 98% Capacity	Ownership Type	Charter-In Expiry	Charter-Out Expiry	Newbuild / Drop down [1]
Newbuild Fleet										
HULL 7801 (TBN) OSG 350	ATB	LIGHTERING	1Q 2009	100%	45,556	347,000	OWNED		1/13/2019	Drop down
HULL 010 (TBN) OVERSEAS BOSTON	HANDYSIZE	PRODUCTS	1Q 2009	100%	46,815	347,000	BB-In	1/30/2014	2/9/2012	Newbuild
HULL 011 (TBN) OVERSEAS NIKISKI	HANDYSIZE	PRODUCTS	2Q 2009	100%	46,815	324,000	BB-In	5/29/2014	6/8/2012	Newbuild
HULL 7901 (TBN) OSG 351	ATB	LIGHTERING	3Q 2009	100%	45,556	346,520	OWNED		1/13/2019	Drop down
HULL 8001 (TBN) OSG 352	ATB	LIGHTERING	4Q 2009	100%	45,556	347,000	OWNED		1/13/2019	Drop down
HULL 012 (TBN) OVERSEAS MARTINEZ [2]	HANDYSIZE	PRODUCTS	1Q 2010	100%	46,815	324,000	BB-In	2/9/2015	2/15/2013	Drop down
HULL 016 (TBN) OVERSEAS CASCADE [2,3]	HANDYSIZE	PRODUCTS	1Q 2010	100%	46,815	324,000	BB-In	10/2/2019	3/31/2015	Drop down
HULL 013 (TBN) OVERSEAS ANACORTES	HANDYSIZE	PRODUCTS	2Q 2010	100%	46,815	324,000	BB-In	5/14/2015	5/24/2013	Newbuild
HULL 8131 (TBN) OSG 296	ATB	PRODUCTS	3Q 2010	100%	37,187	290,000	OWNED			Drop down
HULL 015 (TBN) OVERSEAS CHINOOK [3]	HANDYSIZE	PRODUCTS	1Q 2011	100%	46,815	324,000	BB-In	11/30/2020	1/31/2015	Drop down
HULL 8141 (TBN) OSG 297	ATB	PRODUCTS	1Q 2011	100%	37,187	290,000	OWNED			Drop down
HULL 014 (TBN) OVERSEAS TAMPA	HANDYSIZE	PRODUCTS	1Q 2011	100%	46,815	324,000	BB-In	3/31/2021		Drop down
HULL 8151 (TBN) OSG 298	ATB	PRODUCTS	3Q 2011	100%	37,187	290,000	OWNED			Drop down

OSG America L.P.
Page 13

Newbuild and Dropdown Fleet

Notes:

1 Newbuild vessels were contributed by OSG to OSG America at the time of its initial public offering; dropdown vessels are those which the Partnership has the right to acquire from OSG at to be negotiated purchase prices prior to the first anniversary of the delivery of each vessel.

2 On October 14, 2008, American Shipping Company ("ASC") notified the Company that ASC was reversing the building sequence of these two vessels.  The Company disputes ASC's ability to make this change without the Company's consent, and the Company has objected and requested that this dispute be arbitrated expeditiously to avoid or reduce any harm to the Company or its ultimate customers.

3 The names of the Overseas Chinook and the Overseas Cascade have been changed at the charterer’s request and 90 days have been added to the delivery date to allow for conversion work after each vessel’s initial delivery.

As of October 27, 2008

($ in thousands)	Three Months Ended Sep. 30, 2008	Nine Months Ended Sep. 30, 2008
TCE revenues	$63,703	$176,025
Voyage expenses	10,509	33,447
Shipping revenues	$74,212	$209,472

($ in thousands)	Three Months Ended Sep. 30, 2008	Nine Months Ended Sep. 30, 2008
Net loss	($9,698)	($1,008)
Interest expense	1,295	4,153
Depreciation and amortization	12,902	39,602
EBITDA	$4,499	$42,747

OSG America L.P.
Page 14

Reconciliation Tables

EBITDA

EBITDA represents operating earnings, which is before interest expense, plus other income and depreciation and amortization expense.
EBITDA is presented to provide investors with meaningful additional information that management uses to monitor ongoing operating results and evaluate trends over comparative periods.  EBITDA should not be considered a substitute for net income or cash flow from operating activities prepared in accordance with accounting principles generally accepted in the United States or as a measure of profitability or liquidity.  While EBITDA is frequently used as a measure of operating results and performance, it is not necessarily comparable to other similarly titled captions of other companies due to differences in methods of calculation.

TCE Revenue

Consistent with general practice in the shipping industry, the Company uses time charter equivalent revenues, which represents shipping revenues less voyage expenses, as a measure to compare revenue generated from a voyage charter to revenue generated from a time charter.  Time charter equivalent revenues, a non-GAAP measure, provides additional meaningful information in conjunction with shipping revenues, the most directly comparable GAAP measure, because it assists Company management in making decisions regarding the deployment and use of its vessels and in evaluating their financial performance.